Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

         We hereby consent to the incorporation by reference of our report, dated March 8, 2001, included in this Form 10-K in the previously filed Registration Statements of Steakhouse Partners, Inc. and subsidiaries on Form S-8 (No. 333-70271 and 333-50050) and on Form S-3 (No. 333-85223).


                                 SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
March 29, 2001